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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2002

Array BioPharma Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31979	84-1460811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Walnut Street, Boulder, Colorado		80301
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (303) 381-6600

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE

        The Registrant hereby furnishes, and attaches as Exhibits 99.1 and 99.2 hereto, the certifications required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRAY BIOPHARMA INC.
Date: September 27, 2002
By:
Robert E. Conway Chief Executive Officer

Exhibit No.
99.1	Written Certification of Robert E. Conway pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.2	Written Certification of R. Michael Carruthers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES